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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                          -------------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 25, 1995


                          -------------------------


                              KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)

           1-327                                       38-0729500
  (Commission File Number)                (I.R.S. Employer Identification No.)



               3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
            (Address of Principal Executive Offices)  (Zip Code)


                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)


                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS


        On April 25, 1995, Kmart Corporation issued the press release attached hereto as Exhibit 99.1.
        On April 26, 1995, Duff & Phelps Credit Rating Co. downgraded the long-term debt and lease certificates rating of Kmart Corporation from 'A-' (Single-A-Minus) to 'BBB' (Triple-B).


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KMART CORPORATION
                                               (Registrant)



                                               By:  /s/ Thomas F. Murasky
                                                   ----------------------------
                                                    Thomas F. Murasky
                                                    Executive Vice President
                                                    and Chief Financial Officer


Date:  April 26, 1995


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                                EXHIBIT INDEX


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                                                                     SEQUENTIAL
EXHIBIT                              DESCRIPTION                     PAGE NUMBER
- -------             -------------------------------------------      -----------
99.1                KMART PRESS RELEASE

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